EXHIBIT 10.5

To:  Herky Williams and Jerry Crutchfield
Re:  Contract - Acquisition of 51% of Wilfield Entertainment

ACQUISITION OF 51% OF WILFIELD ENTERTAINMENT:
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      o     Wilfield Entertainment agrees to produce 13 albums within the next year, where by Stereo Vision Entertainment, Inc. will own 51% (fifty-one percent) of said albums.
      o Stereo Vision Entertainment, Inc. will supply necessary funding for Wilfield Entertainment projects.
      o Wilfield Entertainment will repay to Stereo Vision Entertainment, Inc. the project funding capital. After initial capital repayment has occurred, Stereo Vision Entertainment, Inc. and Wilfield Entertainment shall disburse the profits with 51%(fifty-one percent) being paid to Stereo Vision Entertainment, Inc. and 49%(forty-nine percent) being paid to Wilfield Entertainment.
      o Wilfield Entertainment will at all times make available its financial and accounting information to authorized Stereo Vision Entertainment, Inc. auditors.

COMPENSATION:
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      o     200,000 Rule 144 Restricted Shares Stereo Vision Entertainment, Inc.
            Common Stock.

ARBITRATION OF DISPUTES:
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      o     Any and all disputes arising under or related to this contract shall first be submitted to mediation. If not resolved it shall then be submitted to and finally decided, by binding arbitration under California law and under the commercial arbitration rules of the American Arbitration Association in San Diego, California, and judgment on any award entered therein shall be entered into any court of competent jurisdiction over the party charged by such award.

ASSIGNMENT OR TRANSFER OF RIGHTS:
---------------------------------
      o Either party may assign or transfer their rights under this agreement to a third party with the permission of the other. Such permission will not be unreasonably withheld and such transfer not to impede, alter or infringe on the rights of either party to this agreement, however, prior to any sale or transfer, the selling party agrees to give the other party the right to match any legitimate buy out offer.

The parties agree to enter into a more detailed and formal agreement. However, until that time this agreement shall represent the entire understanding between the parties.


         /s/ Herky Williams                          Date  March 10, 2000
         -----------------------------------               ---------------------
         Herky Williams
         Wilfield Entertainment

         /s/ Jerry Crutchfield                       Date  March 10, 2000
         -----------------------------------               ---------------------
         Jerry Crutchfield
         Wilfield Entertainment

         /s/ Lance Putnam                            Date  April 3, 2000
         ---------------------------                       ---------------------
         Lance Putnam-President
         Stereo Vision Entertainment, Inc.

         /s/ Lawrence P. Kallett                     Date:  March 28, 2000
         ---------------------------                        --------------------
         Lawrence P. Kallett
         Secretary-Treasurer
         Stereo Vision Entertainment, Inc.